UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE, Suite 300, Atlanta, GA	30339
(Address of principal executive offices)	(Zip Code)

(678) 402-3000
(Registrant’s telephone number, including area code:)

5360 Legacy Drive, Building 2, Plano, TX 75024
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K filed by Katapult Holdings, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on August 11, 2026 (the “Original Form 8-K”), which reported, among other things, the completion of the business combination among the Company, CCF Holdings LLC and Aaron’s Intermediate Holdco, Inc. pursuant to the Agreement and Plan of Merger, dated December 11, 2025, as amended.

This Form 8-K/A is being filed solely to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were not included in the Original Form 8-K in reliance on Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, which permit such financial statements and pro forma financial information to be filed by amendment no later than 71 calendar days after the date on which the Original Form 8-K was required to be filed. Any information required to be set forth in the Original Form 8-K that is not being amended or supplemented pursuant to this Form 8-K/A is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Original Form 8-K. Accordingly, this Form 8-K/A should be read in conjunction with the Original Form 8-K.

The pro forma financial information included as Exhibit 99.5 to this Form 8-K/A has been presented for illustrative purposes only and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been during the periods presented, and is not intended to project future results or financial condition that the combined company may achieve following the business combination.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses or Funds Acquired

CCF Holdings LLC

Unaudited consolidated financial statements of CCF Holdings LLC for the six months ended June 30, 2026 and 2025, and the notes related thereto, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of CCF Holdings LLC for the six months ended June 30, 2026 and 2025 is filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

Aaron’s Intermediate Holdco, Inc.

Unaudited condensed consolidated financial statements of Aaron’s Intermediate Holdco, Inc. for the six months ended June 30, 2026 and 2025, and the notes related thereto, are filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Aaron’s Intermediate Holdco, Inc. for the six months ended June 30, 2026 and 2025 is filed as Exhibit 99.4 to this Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined financial information of Katapult Holdings, Inc., CCF Holdings LLC and Aaron’s Intermediate Holdco, Inc. for the six months ended June 30, 2026 and the year ended December 31, 2025, and the notes related thereto, are filed as Exhibit 99.5 to this Form 8-K/A and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Unaudited consolidated financial statements of CCF Holdings LLC for the six months ended June 30, 2026 and 2025 and the notes related thereto.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of CCF Holdings LLC for the six months ended June 30, 2026 and 2025.
99.3	Unaudited condensed consolidated financial statements of Aaron’s Intermediate Holdco, Inc. for the six months ended June 30, 2026 and 2025 and the notes related thereto.
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Aaron’s Intermediate Holdco, Inc. for the six months ended June 30, 2026 and 2025.
99.5	Unaudited pro forma condensed combined financial information of Katapult Holdings, Inc., CCF Holdings LLC and Aaron's Intermediate Holdco, Inc. for the six months ended June 30, 2026 and for the year ended December 31, 2025, and the notes related thereto.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 11, 2026	/s/ Russell Falkenstein
Name: Russell Falkenstein
Title: Chief Financial Officer